EXHIBIT 10.34

                                  May 21, 1998


Mr. Michael Prager
c/o PennCorp Financial, Inc.
3 Bethesda Metro Center
Suite 1600
Bethesda, Maryland  20814

         Re:     Option to Purchase Shares of ACO Brokerage Holdings Corporation

Dear Mr. Prager:

     The Board of Directors of PennCorp Financial Group, Inc. (the "Company") has authorized and approved granting you the option described herein with respect to a portion of the 50,000 shares of Common Stock, par value $0.01 per share, of ACO Brokerage Holdings Corporation currently owned by the Company (the "Shares"). Such grant shall be on the terms specified in this letter agreement (the "Option Agreement").

     1. Grant of Option. Subject to the terms and conditions set forth herein, the Company hereby grants to you, as a matter of separate inducement and not in lieu of any salary or other compensation for services as an employee of the Company, the right and option described in paragraph 3 below (the "Option") with respect to an aggregate of one thousand one hundred (1,100) Shares (the "Option Shares") at a price of $100.00 per Option Share (the "Exercise Price").

     2. Exercisability and Termination of Option.

     (a) During a period commencing on the date hereof and terminating upon the earliest to occur of the events specified in paragraph 2(b) below, this Option may be exercised by you for all or a portion of the Option Shares in the manner described in paragraph 5 below. To the extent that this Option is not exercised within the period of exercisability specified herein, it shall expire as to the then unexercised part. In no event shall you exercise this Option for a fraction of an Option Share.

     (b)  The   unexercised   portion  of  the  Option   granted   herein   will
          automatically and without notice terminate and become null and void upon the earliest to occur of the following:

          (i) the date of your voluntary termination of your employment with the Company, any parent thereof and all subsidiaries thereof, unless termination is for Good Reason as defined in the Executive Retention Agreement entered into as of November 24, 1997 between you and the Company ("Retention Agreement");

          (ii) the date of termination of your employment by the Company or any parent or subsidiary thereof for Cause as defined in the Retention Agreement; or

          (iii)as described below, in connection with the sale of the Option Shares by the Company.

     In the event of the sale of the Option Shares by the Company, this Option, to the extent not theretofore terminated, shall terminate upon notice to you in respect of such sale, and you will receive, in respect of each Option Shares for which this Option is then exercisable, an amount equal to the excess of the gross price (before taking into account any other obligations of the Company relating to the Option Shares) received by the Company for such Option Shares over the Exercise Price, payable in cash upon the closing of such sale of the Option Shares less applicable tax withholdings.

     3. Form of Option. Upon delivery by you of an Exercise Notice (as defined in paragraph 5) to the Company, you shall be entitled to receive from the Company, in respect of each Option Share subject to such Exercise Notice, an amount in cash equal to the excess of the fair market value without taking into account any other obligations of the Company relating to the Option Shares (if other than in connection with the sale of the Option Shares by the Company, then as such fair market value is determined in good faith by the Board of Directors of the Company) of such Option Share over the Exercise Price. You shall not be entitled to receive any Option Shares upon any exercise of this Option.

     4. Assignability and Non-transferability of Option. This Option is not transferable by you, in whole or in part, other than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you. Except to the extent provided above, this Option may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any purported assignment in contravention hereof shall be void and of no effect. No rights or obligations of Company under this Agreement may be assigned or transferred by Company (including, without limitation, by merger, consolidation, or other operation of law) except that such rights or obligations may be assigned or transferred pursuant to a merger or consolidation in which Company is not the continuing or surviving entity, or the sale or liquidation of all or substantially all of the assets of Company, to one or more entities that have the financial and other ability to perform Company's obligations under this Agreement; provided, however, that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of Company under this Agreement, either contractually or as a matter of law.

     5. Method of Exercising this Option. Any exercise of this Option shall be made by written notice (an "Exercise Notice") addressed to the Secretary of the Company at the principal place of business of the Company, which notice shall state the number of Option Shares for which this Option is then being exercised.

     6. Certain Adjustments. In the event of any stock dividend, recapitalization, merger, consolidation, stock split, reverse stock split or other event affecting the Option Shares, the Option granted hereunder shall be extended to such stock or other securities received by the Company in addition to or in exchange for the Option Shares, with an appropriate adjustment to the Exercise Price.

     7. Withholding. The Company may withhold from sums or property due or to become due to you from the Company an amount necessary to satisfy its obligation to withhold taxes incurred by reason of the exercise of this Option, or may require you to reimburse the Company in such amount.

     8. No Contract of Employment. This Option Agreement is not a contract of employment and the terms of your employment, if any, shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Company or any parent or subsidiary thereof to employ you, and nothing herein shall impose any obligation on your part to be employed by the Company or any parent or subsidiary thereof.

     9. Complete Agreement. This Option Agreement constitutes the entire agreement among the parties hereto with respect to the subject matters herein contained and shall supersede all prior written or oral agreements and understandings among the parties with respect to such matters.

     10. Counterparts. This Option Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11. Amendments. This Option Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

     12. Governing Law. This Option Agreement, including, without limitation, the interpretation, construction, validity and enforceability hereof, shall be governed by the laws (other than the conflict of laws rules) of the State of New York.

     Please indicate your acceptance of all the terms and conditions of this Option Agreement by signing and returning a copy of this Option Agreement to the Company.

                                       Very truly yours,

                                       PENNCORP FINANCIAL GROUP, INC.


                                       By: /s/ Scott Silverman
                                       -----------------------
                                       Name: Scott Silverman
                                       Title: Executive Vice President



Accepted and Agreed to as of
the date first above written:



/s/ Michael Prager
------------------
Michael Prager